SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                        Date of Report: January 11, 2001

               (Date of earliest event reported: December 7, 2000)


                              TekInsight.Com, Inc.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)


         Delaware                      1-11568                     95-4228470
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission                 (IRS Employer
      of incorporation)               File Number)           Identification No.)


      192 Von Karman Avenue, Suite 600,        Irvine, CA             92604
--------------------------------------------------------------------------------
      (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (949) 955-0078
                                                   --------------


                                                    N/A

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.       OTHER INFORMATION

     On December 7, 2000, TekInsight.Com, Inc. announced that the expiration date of its publicly-traded Class A Warrants was extended from December 17, 2000 to December 11, 2005.

Item 7.       EXHIBITS

     10.1 Second Amended Warrant Agreement, dated as of November 30, 2000, between TekInsight.Com, Inc. and American Stock Transfer & Trust company.

                              EXHIBIT INDEX

       EXHIBIT NUMBER                  EXHIBIT NAME

       10.1                            Second  Amended   Warrant   Agreement,
                                       dated as of November 30, 2000, between TekInsight.Com, Inc. and American Stock Transfer & Trust Company.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     January 11, 2001                    TEKINSIGHT.COM, INC.


                                               By: /s/ James Linesch
                                                   ----------------------------
                                                   James Linesch
                                                   Secretary